UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2017

PepsiCo, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	1-1183	13-1584302
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road

Purchase, New York 10577

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (914) 253-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01.             Other Events.

PepsiCo Senior Notes Offering.

On April 27, 2017, PepsiCo, Inc. (“PepsiCo”) announced an offering of $350,000,000 aggregate principal amount of its Floating Rate Notes due 2019 (the “2019 Floating Rate Notes”), $400,000,000 aggregate principal amount of its Floating Rate Notes due 2022 (the “2022 Floating Rate Notes”), $750,000,000 aggregate principal amount of its 1.550% Senior Notes due 2019 (the “2019 Notes”), $750,000,000 aggregate principal amount of its 2.250% Senior Notes due 2022 (the “2022 Notes”) and $750,000,000 aggregate principal amount of its 4.000% Senior Notes due 2047 (the “2047 Notes,” and together with the 2019 Floating Rate Notes, the 2022 Floating Rate Notes, the 2019 Notes and the 2022 Notes, the “Notes”). Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC were joint bookrunners for the offering of the Notes.

PepsiCo received net proceeds of approximately $2,982 million, after deducting underwriting discounts and estimated offering expenses payable by PepsiCo. The net proceeds will be used for general corporate purposes, including the repayment of commercial paper.

The Notes were offered and sold pursuant to a Terms Agreement (the “Terms Agreement”) dated April 27, 2017 (incorporating the Underwriting Agreement Standard Provisions dated April 27, 2017) among PepsiCo and the representatives of the several underwriters, under PepsiCo’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-216082), filed with the Securities and Exchange Commission (the “SEC”) on February 15, 2017. PepsiCo has filed with the SEC a prospectus supplement, dated April 27, 2017, together with the accompanying prospectus, dated February 15, 2017, relating to the offer and sale of the Notes. The Notes were issued on May 2, 2017 pursuant to an Indenture (the “Indenture”) dated as of May 21, 2007 between PepsiCo and The Bank of New York Mellon, as Trustee. The following table summarizes information about the Notes and the offering thereof.

Title of Securities:	Floating Rate Notes due 2019	Floating Rate Notes due 2022	1.550% Senior Notes due 2019	2.250% Senior Notes due 2022	4.000% Senior Notes due 2047
Aggregate principal amount:	$350,000,000	$400,000,000	$750,000,000	$750,000,000	$750,000,000
Public offering price:	100.00%	100.00%	99.925%	99.798%	99.567%
Maturity date:	May 2, 2019	May 2, 2022	May 2, 2019	May 2, 2022	May 2, 2047
Interest payment dates:	Quarterly on each February 2, May 2, August 2 and November 2, commencing on August 2, 2017	Quarterly on each February 2, May 2, August 2 and November 2, commencing on August 2, 2017	Semi-annually on each May 2 and November 2, commencing on November 2, 2017	Semi-annually on each May 2 and November 2, commencing on November 2, 2017	Semi-annually on each May 2 and November 2, commencing on November 2, 2017
Initial interest rate:	3-month LIBOR plus 4.0 basis points, determined on the second London banking day prior to May 2, 2017	3-month LIBOR plus 36.5 basis points, determined on the second London banking day prior to May 2, 2017	—	—	—

Title of Securities:	Floating Rate Notes due 2019	Floating Rate Notes due 2022	1.550% Senior Notes due 2019	2.250% Senior Notes due 2022	4.000% Senior Notes due 2047
Coupon:	—	—	1.550%	2.250%	4.000%
Optional redemption:	—	—	Make-whole call at Treasury rate plus 7.50 basis points	Prior to April 2, 2022, make-whole call at Treasury rate plus 10.0 basis points; par call at any time on or after April 2, 2022	Prior to November 2, 2046, make-whole call at Treasury rate plus 20.0 basis points; par call at any time on or after November 2, 2046

The Notes are unsecured obligations of PepsiCo and rank equally with all of PepsiCo’s other unsecured senior indebtedness. The Indenture also contains customary event of default provisions.

The above description of the Terms Agreement, the Indenture and the Notes is qualified in its entirety by reference to the Terms Agreement, the Indenture and the forms of Notes. Each of the Terms Agreement and the forms of the 2019 Floating Rate Notes, 2022 Floating Rate Notes, 2019 Notes, 2022 Notes and 2047 Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 4.4 and Exhibit 4.5, respectively. The Board of Directors resolutions authorizing PepsiCo’s officers to establish the terms of the Notes have been filed as Exhibit 4.7 to the Registration Statement. The Indenture has been filed as Exhibit 4.3 to the Registration Statement. Opinions regarding the legality of the Notes are incorporated by reference into the Registration Statement and are attached to this Current Report on Form 8-K as Exhibits 5.1 and 5.2; and consents relating to such incorporation of such opinions are incorporated by reference into the Registration Statement and are attached to this Current Report on Form 8-K as Exhibits 23.1 and 23.2 by reference to their inclusion within Exhibits 5.1 and 5.2, respectively.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

1.1

Terms Agreement dated April 27, 2017 (incorporating the Underwriting Agreement Standard Provisions dated April 27, 2017) among PepsiCo and Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC as representatives of the several underwriters named therein.

4.1	Form of Floating Rate Notes due 2019.

4.2	Form of Floating Rate Notes due 2022.

4.3	Form of 1.550% Senior Notes due 2019.

4.4	Form of 2.250% Senior Notes due 2022.

4.5	Form of 4.000% Senior Notes due 2047.

5.1	Opinion of Davis Polk & Wardwell LLP.

5.2	Opinion of Womble Carlyle Sandridge & Rice, LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Womble Carlyle Sandridge & Rice, LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2017	PepsiCo, Inc.

	By:	/s/ Cynthia A. Nastanski
		Name:	Cynthia A. Nastanski
		Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
1.1

Terms Agreement dated April 27, 2017 (incorporating the Underwriting Agreement Standard Provisions dated April 27, 2017) among PepsiCo and Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC as representatives of the several underwriters named therein.

4.1	Form of Floating Rate Notes due 2019.

4.2	Form of Floating Rate Notes due 2022.

4.3	Form of 1.550% Senior Notes due 2019.

4.4	Form of 2.250% Senior Notes due 2022.

4.5	Form of 4.000% Senior Notes due 2047.

5.1	Opinion of Davis Polk & Wardwell LLP.

5.2	Opinion of Womble Carlyle Sandridge & Rice, LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Womble Carlyle Sandridge & Rice, LLP (included in Exhibit 5.2).